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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of aQuantive, Inc. (the "COMPANY") on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Brian P. McAndrews, the Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2005

                                             /s/ BRIAN P. MCANDREWS
                                             ---------------------------------
                                                 Brian P. McAndrews
                                             Chief Executive Officer and
                                                      President